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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 21, 2007


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON      98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

On August 21, 2007, the Company's Board of Directors amended the Company's Bylaws for purposes of clarifying the process for implementing its previously adopted majority vote standard for uncontested director elections and conform the bylaws to the provisions of recently adopted state law. The amendments to Article II, Section 12 and Article III, Sections 2 and 3 relate to: (i) the elimination of the conditional resignation procedure, (ii) the establishment of a maximum 90-day hold-over term of office for an incumbent director who fails to receive a majority vote and (iii) the clarification of the different vote standards for contested and uncontested director elections. This description is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.2 to this Form 8-K and are incorporated herein by reference. The Bylaws can also be found at http://www.nordstrom.com. Go to Investor Relations, then Corporate Governance.



ITEM 8.01 Other Events

On August 21, 2007, in connection with the Bylaw amendment clarifying the process for implementing its previously adopted majority vote standard for director elections as described in Item 5.03 above, the Board amended the Company's Corporate Governance Guidelines to eliminate the conditional resignation procedures previously contained in Section 1. This description is qualified in its entirety by reference to the Corporate Governance Guidelines, which are incorporated herein by reference and can be found at http://www.nordstrom.com. Go to Investor Relations, then Corporate Governance.


ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

3.2   Bylaws, as amended and restated on August 21, 2007



















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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Lisa G. Iglesias
                                                -----------------------
                                                Lisa G. Iglesias
                                                Executive Vice President,
                                                General Counsel and Corporate
                                                Secretary

Dated: August 23, 2007








































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EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION

3.2           Bylaws, as amended and restated on August 21, 2007